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EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 3, 2014, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-196097) and related Prospectus of Amphastar Pharmaceuticals, Inc. dated June 13, 2014.

/s/ Ernst & Young LLP

Los Angeles, California
June 13, 2014

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  EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm